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                                  Cleo Corporation
                           Cleco Midstream Resources LLC                                                               EXHIBIT A-2
                         Consolidating Statement of Income
                       For the year Ended December 31, 2000
                                    (Unaudited)
                                                                                  Cleco Business
                                                               Cleco Midstream      Development    Cleco Marketing        Cleco
                                                                 Resources LLC         LLC          & Trading LLC    Evangeline LLC
                                                               ---------------    --------------   ---------------   --------------
                                                                                            (Thousands)
Operating Revenue
     Retail electric operations                                       $      -         $       -          $      -       $     -
     Energy marketing and tolling operations                                 -                 -            99,839        41,354
     Intercompany revenue                                                2,778                 -            11,517             6
     Other operations                                                     (104)                -                 -             -
                                                                      --------         ---------          --------       -------
         Gross Operating Revenue                                         2,674                 -           111,356        41,360
     Less:  retail customer credits                                          -                 -                 -             -
                                                                      --------         ---------          --------       -------
         Total Operating Revenue                                         2,674                 -           111,356        41,360
Operating Expenses
     Fuel used for electric generation                                       -                 -                 -         1,285
     Power purchased for utility customers                                   -                 -                 -             -
     Purchases for energy marketing operation                                -                 -            91,827         6,890
     Other operations                                                    3,711                 -             1,791         5,396
     Maintenance                                                           347                 -                28         1,567
     Depreciation                                                            -                 -                 -         4,254
     Intercompany cost of goods sold                                     2,770                 -            11,418             6
     Taxes other than income taxes                                          88                 -               211            39
                                                                      --------         ---------          --------       -------
         Total Operating Expenses                                        6,916                 -           105,275        19,437
                                                                      --------         ---------          --------       -------
Operating Income                                                        (4,242)                -             6,081        21,923
Total Interest Income                                                        -                 -                94         2,967
Allowance for other funds used during construction                           -                 -                 -             -
Other Income (Expense), net                                                  -                 -                 -             -
                                                                      --------         ---------          --------       -------
         Income Before Interest Charges                                 (4,242)                -             6,175        24,890
                                                                      --------         ---------          --------       -------
Interest Charges
     Interest on debt and other, net of amount capitalized                 920                 -               105        11,181
     Allowance for borrowed funds used during construction                   -                 -                 -             -
     Amortization of debt discount, premium and expense, net                 -                 -                 -           218
                                                                      --------         ---------          --------       -------
         Total Interest Charges                                            920                 -               105        11,399
                                                                      --------         ---------          --------       -------
Net income from continuing operations before income taxes
     and preferred dividends                                            (5,162)                -             6,070        13,491
Federal and state income taxes                                          (2,213)                -             2,416         5,111
                                                                      --------         ---------          --------       -------
Net income from continuing operations                                   (2,949)                -             3,654         8,380
                                                                      --------         ---------          --------       -------
Discontinued operation
     Loss from operations, net of income tax                                 -                 -                 -             -
     Loss on disposal of segment, net of income taxes                        -                 -                 -             -
         Total discontinued operation                                        -                 -                 -             -
                                                                      --------         ---------          --------       -------
Net income before extraordinary item                                    (2,949)                -             3,654         8,380
         Extraordinary item, net of income taxes                             -                 -                 -             -
                                                                      --------         ---------          --------       -------
Net income before preferred dividends                                   (2,949)                -             3,654         8,380
Preferred dividend requirements, net                                         -                 -                 -             -
                                                                      --------         ---------          --------       -------
         Net Income Applicable to Common Stock                        $ (2,949)        $       -          $  3,654       $ 8,380
                                                                      ========         =========          ========       =======
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
                                                                 Cleco                                                Perryville
                                                              Generation       Cleco Energy       Acadia Power           Power
                                                             Services  LLC         LLC            Holdings LLC       Holdings LLC
                                                             -------------     ------------       ------------       ------------
Operating Revenue
     Retail electric operations                                $      -          $      -           $        -         $        -
     Energy marketing and tolling operations                          -            41,973                    -                  -
     Intercompany revenue                                        26,902            11,368                    -                  -
     Other operations                                                 1               506                    -                  -
                                                               --------          --------           ----------         ----------
         Gross Operating Revenue                                 26,903            53,847                    -                  -
     Less:  retail customer credits                                   -                 -                    -                  -
                                                               --------          --------           ----------         ----------
         Total Operating Revenue                                 26,903            53,847                    -                  -
Operating Expenses
     Fuel used for electric generation                                -                 -                    -                  -
     Power purchased for utility customers                            -                 -                    -                  -
     Purchases for energy marketing operation                         -            35,942                    -                  -
     Other operations                                                79             4,388                    -                  -
     Maintenance                                                   (302)               60                    -                  -
     Depreciation                                                     -             1,698                    -                  -
     Intercompany cost of goods sold                             27,208             9,745                    -                  -
     Taxes other than income taxes                                   23               467                    -                  -
                                                               --------          --------           ----------         ----------
         Total Operating Expenses                                27,008            52,300                    -                  -
                                                               --------          --------           ----------         ----------
Operating Income                                                   (105)            1,547                    -                  -
Total Interest Income                                                 -                51                    -                  -
Allowance for other funds used during construction                    -                 -                    -                  -
Other Income (Expense), net                                          91               284                    -                  -
                                                               --------          --------           ----------         ----------
         Income Before Interest Charges                             (14)            1,882                    -                  -
                                                               --------          --------           ----------         ----------
Interest Charges
     Interest on debt and other, net of amount capitalized            4             1,041                    -                  -
     Allowance for borrowed funds used during construction            -                 -                    -                  -
     Amortization of debt discount, premium and expense, net          -                 -                    -                  -
                                                               --------          --------           ----------         ----------
         Total Interest Charges                                      4              1,041                    -                  -
                                                               --------          --------           ----------         ----------
Net income from continuing operations before income taxes
     and preferred dividends                                        (18)              841                    -                  -
Federal and state income taxes                                       (5)               18                    -                  -
                                                               --------          --------           ----------         ----------
Net income from continuing operations                               (13)              823                    -                  -
                                                               --------          --------           ----------         ----------
Discontinued operation
     Loss from operations, net of income tax                          -                 -                    -                  -
     Loss on disposal of segment, net of income taxes                 -                 -                    -                  -
         Total discontinued operation                                 -                 -                    -                  -
                                                               --------          --------           ----------         ----------
Net income before extraordinary item                                (13)              823                    -                  -
         Extraordinary item, net of income taxes                      -             2,508                    -                  -
                                                               --------          --------           ----------         ----------
Net income before preferred dividends                               (13)            3,331                    -                  -
Preferred dividend requirements, net                                  -                 -                    -                  -
                                                               --------          --------           ----------         ----------
         Net Income Applicable to Common Stock                    $ (13)         $  3,331           $        -         $        -
                                                               ========          ========           ==========         ==========

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

                                                                   Total                Midstream
                                                               Eliminations            Consolidated
                                                               ------------            ------------
Operating Revenue
     Retail electric operations                                  $       -                $       -
     Energy marketing and tolling operations                             -                  183,166
     Intercompany revenue                                          (14,904)                  37,667
                                                                 ---------                ---------
     Other operations                                                    -                      403
                                                                 ---------                ---------
         Gross Operating Revenue                                   (14,904)                 221,236
     Less:  retail customer credits                                      -                        -
                                                                 ---------                ---------
         Total Operating Revenue                                   (14,904)                 221,236
Operating Expenses
     Fuel used for electric generation                                   -                    1,285
     Power purchased for utility customers                               -                        -
     Purchases for energy marketing operation                            -                  134,659
     Other operations                                                1,528                   16,893
     Maintenance                                                        (1)                   1,699
     Depreciation                                                        -                    5,952
     Intercompany cost of goods sold                               (16,431)                  34,716
     Taxes other than income taxes                                       -                      828
                                                                 ---------                ---------
         Total Operating Expenses                                  (14,904)                 196,032
                                                                 ---------                ---------
Operating Income                                                         -                   25,204
Total Interest Income                                                    -                    3,112
Allowance for other funds used during construction                       -                        -
Other Income (Expense), net                                              -                      375
                                                                 ---------                ---------
         Income Before Interest Charges                                  -                   28,691
                                                                 ---------                ---------
Interest Charges
     Interest on debt and other, net of amount capitalized               -                   13,251
     Allowance for borrowed funds used during construction               -                        -
     Amortization of debt discount, premium and expense, net             -                      218
                                                                 ---------                ---------
         Total Interest Charges                                          -                   13,469
                                                                 ---------                ---------
Net income from continuing operations before income taxes
     and preferred dividends                                             -                   15,222
Federal and state income taxes                                           -                    5,327
                                                                 ---------                ---------
Net income from continuing operations                                    -                    9,895
                                                                 ---------                ---------
Discontinued operation
     Loss from operations, net of income tax                             -                        -
     Loss on disposal of segment, net of income taxes                    -                        -
         Total discontinued operation                                    -                        -
                                                                 ---------                ---------
Net income before extraordinary item                                     -                    9,895
         Extraordinary item, net of income taxes                         -                    2,508
                                                                 ---------                ---------
Net income before preferred dividends                                    -                   12,403
Preferred dividend requirements, net                                     -                        -
                                                                 ---------                ---------
         Net Income Applicable to Common Stock                   $       -                $  12,403
                                                                 =========                =========
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